G.1.a.ii - Provision of Financial Support

(a)  Description of nature of support:

On March 31, 2025, FS Credit Income Fund, (the “Fund”), as borrower, entered into a loan agreement with Franklin Square Holdings, L.P., as lender ( the “FSH Facility”), which provides for, among other things, (i) a maximum committed revolving line of credit in an aggregate principal amount up to $25,000; and (ii) a final maturity date of November 30, 2025, which may be extended upon mutual consent. Borrowings under the FSH Facility are not subject to a borrowing base test and do not bear interest.

Under the FSH Facility, the Fund has made certain representations and warranties and must comply with certain covenants and other requirements customary for facilities of this type. The FSH Facility contains events of default customary for similar financing transactions. The FSH Facility was no longer outstanding as of December 31, 2025.

(b)  Person providing support:

See (a)

(c)   Brief description of relationship between the person providing support and the Registrant:

Franklin Square Holdings (dba Future Standard) is the Registrant’s sponsor and the parent of the Registrant’s investment adviser

(d)  Amount of support:

See (a)

(e)   Security supported (if applicable):

Not applicable

(f)    Value of security supported on date support was initiated (if applicable):

Not applicable

(g)  Value of security supported on date support was initiated (if applicable):

Not applicable

(h)  Brief description of reason for support:

Franklin Square Holdings provided capital in the form of a revolving line of credit to make new investments and/or meet redemption requests, among other purposes.

(i)    Term of support

See (a)

(j)      Brief description of any contractual restrictions relating to support:

See (a)